SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☑    Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☑      Preliminary Proxy Statement
☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐       Definitive Proxy Statement
☐       Definitive Additional Materials
☐       Soliciting Material Pursuant to § 240.14a-12

CorMedix Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

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4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐     Fee paid previously with preliminary materials.
☐Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

745 Route 202-206, Suite 303
Bridgewater, New Jersey 08807

January [___], 2014

Dear Stockholders:

It is our pleasure to invite you to a Special Meeting of Stockholders of CorMedix Inc. We will hold the meeting on Friday, February 28, 2014, at our office at 745 Route 202-206, Suite 303, Bridgewater, New Jersey 08807, at 11:00 a.m., local time.

Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Special Meeting of Stockholders and proxy statement.

This is an important meeting at which stockholders will be voting on the approval of some terms of our recent Series C-1, C-2, C-3, D and E Preferred Stock and warrant financings, the first tranche of which was completed on October 22, 2013, and the second tranche of which was completed on January 8, 2014, that we believe is critical to our commercialization of Neutrolin® in Germany and elsewhere in Europe, as well as other markets.

We hope you will be able to attend the special meeting. Whether or not you plan to attend the special meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support of and continued interest in CorMedix.

Sincerely,

Randy Milby
Chief Executive Officer

CORMEDIX INC.
745 Route 202-206, Suite 303
Bridgewater, New Jersey 08807

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 28, 2014

TO THE STOCKHOLDERS OF
CORMEDIX INC.

A special meeting of stockholders of CorMedix Inc. will be held at our corporate headquarters, 745 Route 202-206, Suite 303, Bridgewater, New Jersey 08807, on Friday, February 28, 2014, at 11:00 a.m. Eastern time, for the following purposes:

1.
To approve the issuance of shares of our common stock upon conversion of shares of our Series C-1, C-2, C-3, D and E Preferred Stock and related warrants if the conversion or exercise thereof requires the issuance of shares in excess of the New York Stock Exchange limits for share issuances without stockholder approval;

2.	To approve the issuance of shares of our common stock upon conversion of preferred stock and warrants sold to management at a discount to market at the time of sale; and

3.	To act upon such other matters as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the proxy statement accompanying this notice.

The Board has fixed the close of business on January 23, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for review during our regular business hours at our principal offices in Bridgewater, New Jersey for the 10 days prior to the meeting for review for any purposes related to the meeting.

You are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote by proxy by following the instructions contained in the accompanying proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.  Your vote is important.  Whether or not you plan to attend the special meeting, we hope that you will vote as soon as possible.

Our proxy statement and proxy are enclosed.

Bridgewater, New Jersey
Dated: January [___], 2014

By Order of the Board of Directors

Antony E. Pfaffle, M.D.,
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 28, 2014: The proxy statement is available at: http://materials.proxyvote.com/21900C.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q:	Who may vote at the meeting?

A:
The Board of Directors has set January 23, 2014 as the record date for the meeting. If you owned shares of our common stock at the close of business on January 23, 2014, you may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of January 23, 2014, there were [17,491,695] shares of our common stock outstanding and entitled to vote at the meeting. Our outstanding shares of Series B, C-1, C-2, C-3, D and E preferred stock are non-voting and therefore have no voting rights at the special meeting.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, a “stockholder of record.” If you are a stockholder of record, we have sent these proxy materials to you directly.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. In that case, these proxy materials have been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

Q:	What is the quorum requirement for the meeting?

A:
A majority of our outstanding shares of capital stock entitled to vote as of the record date must be present at the meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:

●           are present and entitled to vote in person at the meeting; or

●          properly submitted a proxy card or voter instruction card in advance of or at the meeting.

If you are present in person or by proxy at the meeting, but abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote. The proposal described in this proxy statement identifies the votes needed to approve or ratify the proposed actions.

Q:	What proposals will be voted on at the meeting?

A:	The two proposals to be voted on at the meeting are as follows:

1.
To approve the issuance of shares of our common stock upon conversion of shares of our Series C-1, C-2, C-3, D and E Preferred Stock and related warrants if the conversion or exercise thereof requires the issuance of shares in excess of the New York Stock Exchange limits for share issuances without stockholder approval; and

2.	To approve the issuance of shares of our common stock upon conversion of preferred stock and warrants sold to management at a discount to market at the time of sale.

We will also consider any other business that properly comes before the meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy card or voter instruction card will vote the shares they represent using their best judgment.

Q:	Can I access these proxy materials on the Internet?

A:
Yes. The notice, proxy statement and form of proxy card are available in PDF and HTML format at http://materials.proxyvote.com/21900C. All materials will remain posted on http://materials.proxyvote.com/21900C until the conclusion of the meeting.

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Q:	How may I vote my shares in person at the meeting?

A:
If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the meeting. You will need to present a form of personal photo identification in order to be admitted to the meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting.

Q:	How can I vote my shares without attending the meeting?

A:
Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. If you are the stockholder of record, you may submit your proxy by mail by signing and dating your proxy card and submitting it in the postage-prepaid envelope enclosed with this proxy statement. If you are the beneficial owner of the shares, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

Q:	How can I change my vote after submitting it?

A:	If you are a stockholder of record, you can revoke your proxy before your shares are voted at the meeting by:

●
Filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary either before the meeting or at the meeting at 745 Route 202-206, Suite 303, Bridgewater, New Jersey 08807;

●
Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary either before the meeting or at the meeting and before the taking of the vote, at 745 Route 202-206, Suite 303, Bridgewater, New Jersey 08807; or

●	Attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker, or other holder of record. You may also vote in person at the meeting if you obtain a legal proxy from them as described in the answer to a previous question.

Q:	Where can I find the voting results of the meeting?

A:
We will announce the voting results at the special meeting and will publish the results in a Form 8-K filed with the United States Securities and Exchange Commission, or SEC, within four business days of the special meeting.

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CORMEDIX INC.
745 Route 202-206, Suite 303
Bridgewater, New Jersey 08807

PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
FEBRUARY 28, 2014

  This proxy statement has been prepared by the management of CorMedix Inc. “We,” “our” and the “Company” each refers to CorMedix Inc.

In addition to soliciting proxies by mail, we are furnishing proxy materials, including the notice, proxy statement and proxy card for the meeting, by providing access to them on the internet. These materials were first available on the internet on or about January [___], 2014. The proxy statement contains instructions for accessing and reviewing our proxy materials on the internet and for voting by proxy over the internet. We mailed copies of the proxy materials on or about January [___], 2014 to our stockholders of record and beneficial owners as of January 23, 2014, the record date for the meeting.

GENERAL INFORMATION ABOUT VOTING

Who Can Vote

You are entitled to attend the meeting and vote your common stock if you held shares as of the close of business on January 23, 2014. At the close of business on January 23, 2014, a total of [17,491,695] shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote.

Voting by Proxies

If your common stock is held by a broker, bank or other nominee, they should send you instructions that you must follow in order to have your shares voted. If you hold shares in your own name, you may vote by proxy in any one of the following ways:

●	via the internet by accessing the proxy materials on the secure website, www.proxyvote.com, and following the voting instructions on that website;

●	via telephone by calling toll free (800) 690-6903 in the United States and following the recorded instructions; or

●	by requesting printed copies of the proxy materials be mailed to you and completing, dating, signing and returning the proxy card that you receive in response to your request.

The internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the internet or telephone must be completed by 11:59 p.m. local time on February [___], 2014.  Of course, you can always come to the meeting and vote your shares in person. If you submit or return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board.

We are not aware of any other matters to be presented at the meeting except for those described in this proxy statement. If any matters not described in this proxy statement are presented at the meeting, the proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the proxies may vote your shares on the new meeting date as well, unless you revoke your proxy instructions before then.

Revoking Your Proxy Instructions

If you are a stockholder of record, you can revoke your proxy before your shares are voted at the meeting by:

●
Filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary at 745 Route 202-206, Suite 303, Bridgewater, New Jersey 08807 at or before the taking of the vote at the meeting;

●
Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary at 745 Route 202-206, Suite 303, Bridgewater, New Jersey 08807 at or before the taking of the vote at the meeting; or

●	Attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy).

If you are a beneficial owner of shares held in street name, you may submit new voting instructions by contacting your bank, broker, nominee or trustee.  You may also vote in person at the meeting if you obtain a legal proxy from them.

Counting Votes

Consistent with state law and our bylaws, the presence, in person or by proxy, of at least a majority of the shares entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting.  Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment.  Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters.

Assuming the presence of a quorum at the meeting, the approval of (i) the issuance of shares of our common stock upon conversion of our Series C-1, C-2, C-3, D and E Preferred Stock and exercise of related warrants in excess of New York Stock Exchange, or NYSE, limits, and (ii) the issuance of shares of our common stock upon conversion of preferred stock and warrants sold to management at a discount to market at the time of sale each requires the affirmative vote of a majority of the votes cast at the meeting. Abstentions are counted for purposes of determining the shares represented and voting and will have the effect of a vote against the proposal. Broker non-votes are counted for purposes of determining the shares represented but are not treated as votes cast, and therefore will have no effect on the proposals.

With respect to “non-routine” matters, such as the approval of the issuance of shares of our common stock upon conversion of our Series C-1, C-2, C-3, D and E Preferred Stock and exercise of related warrants in excess of NYSE limits and the issuance of shares of our common stock upon conversion of preferred stock and warrants sold to management at a discount to market at the time of sale, a bank, brokerage firm, or other nominee is not permitted under rules governing self-regulatory organizations, or SRO rules, including the NYSE MKT, on which our common stock is listed, to vote its clients’ shares if the clients do not provide instructions.  The bank, brokerage firm, or other nominee will so note on the voting instruction form, and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST, ABSTAINING or WITHHELD FROM with respect to such non-routine matters.

In summary, if you do not vote your proxy, your bank, brokerage firm, or other nominee may:

●	cast a “broker non-vote” on the proposal, which is a non-routine matter; or

●	leave your shares unvoted altogether.

We strongly encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy.  This action ensures that your shares will be voted in accordance with your wishes at the meeting.

Cost of this Proxy Solicitation

We will pay the cost of this proxy solicitation. You will need to obtain your own internet access if you choose to access the proxy materials and/or vote over the internet. In addition to soliciting proxies by mail, our directors and employees might solicit proxies personally and by telephone. None of these individuals will receive any additional compensation for this. We have not at this time, but may before the meeting, retain a proxy solicitor to assist in the solicitation of proxies for a customary fee. We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their principals and obtaining their proxies.

Attending the Special Meeting

If you are a holder of record and plan to attend the special meeting, please bring your proxy or a photo identification to confirm your identity. If you are a beneficial owner of common stock held by a bank or broker, i.e., in “street name,” you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote in person your common stock held in street name, you must get a proxy in your name from the registered holder.

PROPOSAL NO. 1—APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON
CONVERSION  OF OUR SHARES OF SERIES C-1, C-2, C-3, D AND E PREFERRED STOCK AND RELATED
WARRANTS IF THE CONVERSION OR EXERCISE THEREOF REQUIRES THE ISSUANCE OF SHARES IN
EXCESS OF THE NEW YORK STOCK EXCHANGE LIMITS FOR SHARE ISSUANCES WITHOUT
STOCKHOLDER APPROVAL

        On October 22, 2013, we entered into securities purchase agreements with existing institutional investors pursuant to which we issued an aggregate of 150,000 shares of Series C-1 Preferred Stock and 150,000 shares of Series C-2 Preferred Stock, along with warrants to purchase up to an aggregate of 1,500,000 shares of our common stock.  On January 8, 2014, as the second tranche of the October 2013 financing, we entered into securities purchase agreements with existing and new investors pursuant to which we issued an aggregate of 200,000 shares of Series C-3 Preferred Stock, along with warrants to purchase up to an aggregate of 1,000,000 shares of our common stock.  In connection with the October 2013 financing, we also issued 57,400 shares of Series D Preferred Stock and 55,204 shares of Series E Preferred Stock to the two institutional investors in connection with the conversion of outstanding convertible notes into the Series D and Series E Preferred Stock. Each share of the Series C-1, C-2 and C-3 Preferred Stock is convertible at any time into 10 shares of our common stock at a conversion price of $1.00 per common share, subject to adjustment as described below.   Each share of the Series D Preferred Stock is convertible at any time into 20 shares of our common stock at a conversion price of $0.35 per common share.  Each share of the Series E Preferred Stock is convertible at any time into 20 shares of our common stock at a conversion price of $0.82 per common share, subject to adjustment as described below.  An aggregate of 1,500,000 of the warrants are exercisable for five years at any time after October 22, 2014, and an aggregate of 1,000,000 of the warrants are exercisable for five years at any time after January 8, 2015.  All of the warrants have an exercise price of $1.25 per share, subject to adjustment as described below.

The respective conversion prices of the Series C-1, C-2, C-3 and E Preferred Stock and the exercise price of the warrants are subject to automatic price-based anti-dilution adjustments in the event that we issue shares of common stock (or securities convertible into or exercisable for common stock) at a price per share that is less than the then applicable conversion or exercise price.  For example, if we were to issue shares in a future financing at $0.90 per share, then the conversion price of the Series C-1, C-2 and C-3 Preferred Stock and the exercise price of the warrants would be reduced to $0.90 per share. The conversion price of the Series D Preferred Stock does not have such anti-dilution provisions. We currently have no plans to issue shares at a dilutive price in any future financing.  In addition, the exercise price of the warrants also will automatically be reset on October 22, 2015 with respect to 1,500,000 of the warrants, and on January 8, 2016 with respect to 1,000,000 of the warrants, to the respective then market price of our common stock, as reported on the NYSE MKT, if such price is less than $1.25 or the then applicable exercise price.   Despite the potential for the exercise price of the warrants to be reduced, the number of shares issuable upon exercise of the warrants will not change and will remain at a maximum aggregate of 2,500,000 shares.  A fuller description of each of the Series C-1, C-2, C-3, D and E Preferred Stock and the warrants is provided below.

In the event the conversion price of any of the Series C-1, C-2, C-3 or E Preferred Stock is reduced, the number of shares that would be issuable upon their conversion would increase.  Depending on the decrease in the conversion price, if any, the number of shares issuable upon conversion of any of the Series C-1, C-2, C-3 or E Preferred Stock, when added to the 2,500,000 shares of common stock issuable upon exercise of the warrants, could equal or exceed 20% of the shares of common stock outstanding immediately prior to the October 2013 financing, which was 15,959,088 shares.  Twenty percent of that amount is 3,190,221 shares, referred to as the Maximum Amount.  The rules of the NYSE MKT, on which our common stock is listed, prohibit the issuance of common stock in an amount that is equal to or greater than 20% of the shares of our common stock outstanding prior to the October 2013 financing if (i) the offering was not a bona fide “public offering” as defined in the NYSE MKT Rules or (ii) the purchase price of those securities is or could be less than the market price of our common stock at the time of the October 2013 financing, in either case, without stockholder approval.

Pursuant to the terms of the securities purchase agreements pursuant to which we sold the Series C-1, C-2 and C-3 Preferred Stock and the warrants and NYSE Listed Company Manual Rule 312.03(c), stockholder approval is required prior to our issuance of common stock upon conversion of the Series C-1, C-2 and C-3 Preferred Stock or exercise of the warrants if the number of shares of common stock to be issued would be equal to or greater than the Maximum Amount.

Through January 23, 2014, an aggregate of [_____________] shares of the Series C-1 Preferred Stock have been converted into an aggregate of [______________] shares of our common stock.  As of January 23, 2014, no shares of Series C-2, C-3, D or E Preferred Stock have been converted and none of the related warrants have been exercised.

Effect of Not Approving this Proposal

If the stockholders do not approve this proposal, the following will occur:

●	a significant amount of the Series C-1, C-2, C-3, D and E Preferred Stock will remain outstanding in accordance with their respective terms;

●
a significant amount of the Series C-1, C-2, C-3, D and E Preferred Stock will remain outstanding in accordance with their respective te in the event a holder of shares of Series C-1, C-2, C-3, D or E Preferred Stock or a related warrant wishes to convert such shares and/or exercise such warrants and is unable to because the shares issuable upon such conversion and/or exercise would exceed the Maximum Amount, then, rather than deliver shares of common stock, we must pay such holder cash in an amount equal to the sum of (i) the product of (x) the number of shares issuable upon conversion and/or exercise  and (y) the greatest closing sale price of our common stock on any trading day during the period commencing on the date such holder delivers the applicable notice of conversion or notice of warrant exercise and ending on the date of our payment, and (ii) to the extent such holder purchases shares of common stock to deliver in satisfaction of a sale by such holder of any shares due upon such conversion or exercise, any brokerage commissions and other out-of-pocket expenses, if any, incurred by the holder, plus an additional amount equal to the positive difference, if any, between the acquisition price of such shares and the volume-weighted average price during such period;

●
for so long as shares of the Series D Preferred Stock remain outstanding, we will be required to pay dividends on the Series D Preferred Stock at an annual rate equal to 9%, the dollar amount of which dividend gets added to the stated value of the Series D Preferred Stock for the first seven years, thereby increasing the number of shares the holders receive upon conversion;

●
for so long as shares the Series E Preferred Stock remain outstanding, we will be required to pay dividends on the Series E Preferred Stock at an annual rate equal to 8%, the dollar amount of which dividend gets added to the stated value of the Series E Preferred Stock for the first seven years, thereby increasing the number of shares the holders receive upon conversion;

●
for as long as each of the Series D and E Preferred Stock remains outstanding, if dividends payable on all outstanding shares of the Series D and E Preferred Stock have not been declared and paid, or declared and funds set aside therefor, we will not be permitted to declare or pay dividends with respect to, or redeem, purchase, or acquire any of our junior securities, or redeem, purchase or acquire any parity securities, subject to limited exceptions; and

●
for as long as each of the Series C-1, C-2, C-3, D and E Preferred Stock remains outstanding, each will retain a senior liquidation preference over shares of our common stock in connection with any liquidation of our company and, accordingly, no payments will be made to holders of our common stock upon any liquidation of our company unless the full liquidation preference on the Series C-1, C-2, C-3, D and E Preferred Stock is paid.

In the event we are unable to issue shares of common stock upon a Series C-1, C-2, C-3, D or E Preferred Stock conversion or a related warrant exercise, we would have to pay cash, which would deprive us of operating cash at this critical time in our company’s life, just as we are launching and trying to expand the marketing of Neutrolin in Europe and other markets.  We also believe that failure to obtain stockholder approval of this proposal could jeopardize our future financing prospects because prospective purchasers of securities may consider our stockholders as unsupportive of financings approved by our Board. Finally, we believe that stockholder approval of this proposal will enhance the likelihood of the Series C-1, C-2, C-3, D and E Preferred Stock converting to common stock, which would eliminate the associated respective liquidation preferences that are currently senior to the common stock, as well as enhance the likelihood that the related warrants will be exercised, which would provide us a source of additional cash.

If our stockholders do not approve this proposal at the special meeting, we are required by the terms of the securities purchase agreements pursuant to which we sold the Series C-1, C-2 and C-3 Preferred Stock and the warrants to continue to seek stockholder approval in each of the next three fiscal quarters and thereafter semi-annually until such approval is received.  Failure to receive approval at the special meeting will therefore increase our general and administrative expenses, funds that we believe would be better spent pursuing the commercialization of Neutrolin.

Description of the Preferred Stock and Warrants

The Series C-1 Preferred Stock, Series C-2 Preferred Stock and Series C-3 Preferred Stock have identical rights, privileges and terms and are referred to collectively as the “Series C Preferred Stock.”  Each share of Series C Preferred Stock is convertible into 10 shares of our common stock at any time at the holder’s option at a conversion price of $1.00 per common share, subject to adjustment as described above.  However, the holder will be prohibited from converting Series C Preferred Stock into shares of common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.99% of the total number of shares of our common stock then issued and outstanding.  In the event of our liquidation, dissolution, or winding up, holders of the Series C Stock will receive a payment equal to $10.00 per share of Series C Preferred Stock, subject to adjustment, before any proceeds are distributed to the holders of common stock.  Shares of the Series C Preferred Stock will not be entitled to receive any dividends, unless and until specifically declared by our board of directors, and rank:

●	senior to all common stock;

●	senior to any class or series of capital stock hereafter created specifically by its terms junior to the Series C Stock;

●	on parity with our Series B Non-Voting Convertible Preferred Stock; and

●	junior to our Series D Non-Voting Convertible Preferred Stock and our Series E Non-Voting Convertible Preferred Stock;

in each case, as to distributions of assets upon our liquidation, dissolution or winding up whether voluntarily or involuntarily.

Each share of Series D Preferred Stock is convertible into 20 shares of our common stock at a per common share price of $0.35 at any time at the option of the holder, except that a holder will be prohibited from converting shares of Series D Preferred Stock into shares of common stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than 9.99% of the total number of shares of our common stock then issued and outstanding. In the event of our liquidation, dissolution or winding up, holders of Series D Preferred Stock will receive a payment equal to $7.00 per share, which is the stated value, of Series D Preferred Stock on parity with the payment of the liquidation preference due the Series E Preferred Stock, but before any proceeds are distributed to the holders of common stock, Series B Preferred Stock or the Series C Preferred Stock. Shares of Series D Preferred Stock will receive a dividend of 9% per annum, which, for the first seven years will be paid on the respective dividend payment date by adding the amount of the dividend to the respective then-current stated value; thereafter, dividends are paid in cash. In addition, shares of Series D Preferred Stock are entitled to receive dividends on shares of the Series D Preferred Stock equal (on an as-if-converted-to-common-stock basis) to and in the same form as dividends (other than dividends in the form of common stock) actually paid on shares of the common stock when, as and if such dividends (other than dividends in the form of common stock) are paid on shares of the common stock.  The Series D Preferred Stock ranks:

●	senior to our common stock;
●	senior to any class or series of capital stock created after the issuance of the Series D Preferred Stock;
●	senior to the Series B Preferred Stock and the Series C Preferred Stock; and
●	on parity with the Series E Preferred Stock.

in each case, as to dividends or distributions of assets upon our liquidation, dissolution or winding up whether voluntarily or involuntarily.

Each share of Series E Preferred Stock is convertible into 20 shares of our common stock, subject to adjustment as described above, at a per common share price of $0.82 at any time at the option of the holder, except that a holder will be prohibited from converting shares of Series E Preferred Stock into shares of common stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than 9.99% of the total number of shares of our common stock then issued and outstanding.  In the event of our liquidation, dissolution or winding up, holders of Series E Preferred Stock will receive a payment equal to $16.40 per share, which is the stated value, of Series E Preferred Stock on parity with the payment of the liquidation preference due the Series D Preferred Stock, but before any proceeds are distributed to the holders of common stock, Series B Preferred Stock or the Series C Preferred Stock. Shares of Series E Preferred Stock will receive a dividend of 8% per annum on the stated value, which, for the first seven years will be paid on the respective dividend payment date by adding the amount of the dividend to the respective then-current stated value; thereafter, dividends are paid in cash. In addition, shares of Series E Preferred Stock are entitled to receive dividends on shares of the Series E Preferred Stock equal (on an as-if-converted-to-common-stock basis) to and in the same form as dividends (other than dividends in the form of common stock) actually paid on shares of the common stock when, as and if such dividends (other than dividends in the form of common stock) are paid on shares of the common stock.

The Series E Preferred Stock ranks:

●	senior to our common stock;
●	senior to any class or series of capital stock created after the issuance of the Series E Preferred Stock;
●	senior to the Series B Preferred Stock and the Series C Preferred Stock; and
●	on parity with the Series D Preferred Stock.

in each case, as to dividends or distributions of assets upon our liquidation, dissolution or winding up whether voluntarily or involuntarily.

In the event we issue any options, convertible securities or rights to purchase stock or other securities pro rata to the holders of common stock, then a holder of Series E Preferred Stock will be entitled to acquire, upon the same terms, a pro rata amount of such stock or securities as if the Series E Preferred Stock had been converted to common stock.

The Series C-1 Preferred Stock, Series C-2 Preferred Stock, the Series C-3 Preferred Stock, Series D Preferred Stock and Series E Preferred Stock each contain a prohibition on its respective conversion (in the case of the Series C-1, Series C-2 and Series C-3, in the aggregate for all three series) if, as a result of such conversion, we would have issued in each case shares of our common stock in an aggregate amount equal to 3,190,221 shares (referred to as the Maximum Amount), which is 20% of our shares of common stock outstanding on October 17, 2013, unless we have received the approval of our stockholders for such overage.

The warrants cover an aggregate of 2,500,000 shares of our common stock.  An aggregate of 1,500,000 of the warrants are exercisable for five years at any time after October 22, 2014, and an aggregate of 1,000,000 of the warrants are exercisable for five years at any time after January 8, 2015.  All of the warrants have an exercise price of $1.25 per share, subject to adjustment as described above.  Despite the potential for the exercise price of the warrants to be reduced, the number of shares issuable upon exercise of the warrants will not change and will remain at a maximum aggregate of 2,500,000 shares.  If at the time of exercise of a warrant, there is no registration statement effective for the issuance of all of the warrant shares, then the holder of the warrant may, in its sole discretion, exercise the warrant in whole or in part through cashless exercise.  However, the holder of a warrant will be prohibited from exercising any portion of a warrant if, as a result of such exercise, the holder, together with its affiliates, would own more than 4.99% or 9.99%, at the holder’s option (which was selected at the issuance of the warrant) of the total number of shares of our common stock then issued and outstanding.  In the event we issue any options, convertible securities or rights to purchase stock or other securities pro rata to the holders of common stock, then a holder of a warrant will be entitled to acquire, upon the same terms, a pro rata amount of such stock or securities as if the warrant had been exercised for common stock.

In the event that a holder of shares of Series C-1, C-2, C-3, D or E Preferred Stock or a related warrant wishes to convert such shares and/or exercise such warrants and is unable to because the shares issuable upon such conversion and/or exercise would exceed the Maximum Amount, then, rather than deliver shares of common stock, we must pay such holder cash in an amount equal to the sum of (i) the product of (x) the number of shares issuable upon conversion and/or exercise  and (y) the greatest closing sale price of our common stock on any trading day during the period commencing on the date such holder delivers the applicable notice of conversion or notice of warrant exercise and ending on the date of our payment, and (ii) to the extent such holder purchases shares of common stock to deliver in satisfaction of a sale by such holder of any shares due upon such conversion or exercise, any brokerage commissions and other out-of-pocket expenses, if any, incurred by the holder, plus an additional amount equal to the positive difference, if any, between the acquisition price of such shares and the volume-weighted average price during such period.

Interest of Certain Persons in the Proposal

Our Chief Executive Officer and director, Randy Milby, and directors Gary Gelbfish and Steven Lefkowitz beneficially own shares of our Series C-3 Preferred Stock and related warrants in the following amounts: Mr. Milby, 25,000 shares and warrants to purchase 125,000 shares; Dr. Gelbfish, 50,000 shares and warrants to purchase 250,000 shares; and Mr. Lefkowitz, 7,500 shares and warrants to purchase 37,500 shares.  If the proposal is approved, they will be able to freely convert their Series C-3 shares and exercise their related warrants without the restriction imposed by the NYSE’s rule regarding the Maximum Amount.

Vote Required

        The affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote on this proposal at the special meeting will be required to approve this proposal, provided, however, that in accordance with NYSE MKT rules no shares issued or issuable in connection with the October 2013 financing or the January 2014 financing are eligible to vote on this proposal.

        In accordance with Delaware law, abstentions will be counted for purposes of determining both whether a quorum is present at the special meeting and the total number of shares represented and voting on this proposal. While broker non-votes will be counted for purposes of determining the presence or absence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares represented and voting with respect to this proposal and, accordingly, will not affect the approval of this proposal.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the issuance of shares of our common stock upon the conversion of the Series C-1, C-2, C-3, D and E Preferred Stock and the exercise of the warrants in excess of the Maximum Amount.

PROPOSAL NO. 2—APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON
CONVERSION  OF SHARES OF PREFERRED STOCK AND WARRANTS SOLD TO MANAGEMENT AT A
DISCOUNT TO MARKET AT THE TIME OF SALE

As previously reported, on October 22, 2013, we entered into securities purchase agreements with existing institutional investors pursuant to which we issued an aggregate of 150,000 shares of Series C-1 Preferred Stock and 150,000 shares of Series C-2 Preferred Stock, along with warrants to purchase up to an aggregate of 1,500,000 shares of our common stock.  On January 8, 2014, as the second tranche of the October 2013 financing, we entered into securities purchase agreements with existing and new investors pursuant to which we issued an aggregate of 200,000 shares of Series C-3 Preferred Stock, along with warrants to purchase up to an aggregate of 1,000,000 shares of our common stock.  Our Chief Executive Officer and director, Randy Milby, and directors Gary Gelbfish and Steven Lefkowitz purchased shares of our Series C-3 Preferred Stock and related warrants in the January 2014 tranche in the following amounts: Mr. Milby, $250,000 to purchase 25,000 shares and warrants to purchase 125,000 shares; Dr. Gelbfish, $500,000 to purchase 50,000 shares and warrants to purchase 250,000 shares; and Mr. Lefkowitz, $75,000 to purchase 7,500 shares and warrants to purchase 37,500 shares.  Each of Messrs. Milby and Lefkowitz and Dr. Gelbfish had verbally committed to purchase these securities at the time of the October 2013 tranche, for which we had to have executed agreements by October 20, 2013 to satisfy the NYSE MKT that we would meet the required minimum stockholders’ equity on that date or else delisting proceedings would begin.  As a result, the first tranche closed on October 22, 2013.  We continued talking to investors and intended to close the second tranche as soon as possible while at the same time raising as much capital as possible in light of NYSE MKT minimum stockholders' equity requirements that will be applicable as of December 31, 2013.

Each share of the Series C-3 Preferred Stock is convertible at any time into 10 shares of our common stock at a conversion price of $1.00 per common share, subject to adjustment.   The related warrants have an exercise price of $1.25 per share, subject to adjustment.  Those prices were above the market price for our common stock at the time of the October 2013 tranche.  On October 16, 2013, the day before we entered into the purchase agreements for the first tranche, our common stock closed at $0.97 per share.  The market price remained well below the Series C-3 preferred stock and warrant conversion and exercise prices until our stock closed at $1.15 per share on December 23, 2013.  We tried to close as soon as possible in light of this unexpected price movement, but the holidays prevented that.  On January 7, 2014, the day before we entered into the purchase agreements for the second tranche, the common stock closed at $1.50 per share.

Under NYSE MKT Rule 711, the sale of the Series C-3 Preferred Stock and warrants to our three directors with conversion and exercise prices below the market price on the date of entering into the purchase agreements is considered compensation, which must be approved by our stockholders.

If the stockholders do not approve this proposal, Messrs. Milby and Lefkowitz and Dr. Gelbfish will not be allowed to convert their shares of Series C-3 Preferred Stock into common stock or exercise the related warrants.  We believe that such a result would be unfair to them relative to the other investors who purchased in this financing.  In addition, it could be a disincentive to their continued efforts on behalf of our company and could jeopardize our ability to retain their services.  We believe that Messrs. Milby and Lefkowitz and Dr. Gelbfish have each made significant contributions to CorMedix and are greatly responsible for helping it reach the point of commercializing Neutrolin.   In addition, each invested significant amounts of their own money in the January 2014 tranche, capital that is critical for us to pursue the commercialization of Neutrolin, as well as maintain our NYSE MKT listing.  Each of Messrs. Milby and Lefkowitz and Dr. Gelbfish has also invested significant amounts in our company in the past.

Effect of Not Approving this Proposal

If the stockholders do not approve this proposal, Messrs. Milby and Lefkowitz and Dr. Gelbfish will not be allowed to convert their shares of Series C-3 Preferred Stock into common stock or exercise the related warrants.  In that event, their shares of Series C-3 Preferred Stock will remain outstanding and will retain a senior liquidation preference over shares of our common stock in connection with any liquidation of our company and, accordingly, no payments will be made to holders of our common stock upon any liquidation of our company unless the full liquidation preference on the Series C-3 is paid.

In the event Messrs. Milby and Lefkowitz and Dr. Gelbfish are unable to convert their shares of Series C-3 Preferred Stock or exercise the related warrants, we might not be able to retain their services, which would deprive us of their expertise and experience at this critical time in our company’s life, just as we are launching and trying to expand the marketing of Neutrolin in Europe and other markets.  We also believe that failure to obtain stockholder approval of this proposal could jeopardize our future financing prospects because prospective purchasers of securities may consider our stockholders as unsupportive of management. Finally, we believe that stockholder approval of this proposal will enhance the likelihood of the conversion to common stock of the shares of Series C-3 Preferred Stock held by Messrs. Milby and Lefkowitz and Dr. Gelbfish, which would eliminate the associated liquidation preference that is currently senior to the common stock, as well as enhance the likelihood that the related warrants will be exercised, which would provide us a source of additional cash.

If our stockholders do not approve this proposal at the special meeting, we intend to continue to seek stockholder approval until such approval is received.  Failure to receive approval at the special meeting could therefore increase our general and administrative expenses, funds that we believe would be better spent pursuing the commercialization of Neutrolin.

Interest of Certain Persons in the Proposal

Our Chief Executive Officer and director, Randy Milby, and directors Gary Gelbfish and Steven Lefkowitz beneficially own shares of our Series C Preferred Stock and related warrants in the following amounts: Mr. Milby, 25,000 shares and warrants to purchase 125,000 shares; Dr. Gelbfish, 50,000 shares and warrants to purchase 250,000 shares; and Mr. Lefkowitz, 7,500 shares and warrants to purchase 37,500 shares.  If the proposal is not approved, they will not be allowed to convert their shares of Series C-3 Preferred Stock into common stock or exercise the related warrants.  If the proposal is approved, they will be able to convert and exercise those securities and realize the benefits of any gains on the underlying shares of common stock in excess of the conversion and exercise prices.

Vote Required

        The affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote on this proposal at the special meeting will be required to approve this proposal.

        In accordance with Delaware law, abstentions will be counted for purposes of determining both whether a quorum is present at the special meeting and the total number of shares represented and voting on this proposal. While broker non-votes will be counted for purposes of determining the presence or absence of a quorum, broker non-votes will not be counted for purposes of determining the number of shares represented and voting with respect to this proposal and, accordingly, will not affect the approval of this proposal.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the issuance of  shares of our common stock upon conversion of outstanding Series C-3 preferred stock and exercise of related warrants purchased by members of our management at a conversion price of $1.00 per common share and an exercise price of $1.25 per common share, each of which is at a discount to the market price of our common stock at the time of purchase.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

The following table shows the number of shares of our common stock beneficially owned as of January 14, 2014 by:

●    each person known by us to own beneficially more than 5% of the outstanding shares of our common stock;

●      each director and nominee for director;

●     each of our executive officers named in the Summary Compensation Table below (the “Named Executive Officers”); and

●      all of our current directors and executive officers as a group.

This table is based upon the information supplied by our Named Executive Officers, directors and principal stockholders and from Schedules 13D and 13G filed with the SEC.  Except as indicated in footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown, and their address is c/o CorMedix Inc., 745 Route 202-206, Suite 303, Bridgewater, New Jersey 08807.  As of January 14, 2014, we had 17,491,695 shares of common stock outstanding. Beneficial ownership in each case also includes shares issuable upon exercise of outstanding options that can be exercised within 60 days after January 14, 2014 for purposes of computing the percentage of common stock owned by the person named. Options owned by a person are not included for purposes of computing the percentage owned by any other person.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned (1)
	Shares	%
5% or Greater Stockholders:
PharmaBio Development Inc. (2)	1,173,344	6.7
Elliott Associates, L.P. (3)	2,385,115	9.9
Lindsay A. Rosenwald, M.D. (4)	920,011	5.1
Directors and Named Executive Officers:
Randy Milby (5)	1,142,857	6.2
Matthew P. Duffy (6)	440,723	2.5
Gary A. Gelbfish, M.D. (7)	1,766,254	9.4
Steve Lefkowitz (8)	968,965	5.3
Antony E. Pfaffle, M.D. (9)	496,725	2.7

All executive officers and directors as a group (5 persons) (10)	4,022,007	19.6

* Represents holdings of less than 1% of shares outstanding.

(1)
Based upon 17,491,695 shares of our common stock outstanding on January 14, 2014 and, with respect to each individual holder, rights to acquire our common stock exercisable within 60 days of January 14, 2014.

(2)
Consists of (i) 778,563 shares of our common stock and (ii) 394,781 shares of our common stock issuable upon exercise of warrants.  The business address of PharmaBio Development Inc. is 4208 Six Forks Road, Suite 920, Raleigh, North Carolina 27609.  Based solely on information contained in a Schedule 13G and Form 4 filed with the SEC on March 23, 2011 and April 13, 2012, respectively by PharmaBio Development Inc.

(3)
Due to the Ownership Limitation (as defined below), Elliott Associates, L.P. (“Elliott Associates”) may be deemed the beneficial owner of 2,385,115 shares of our common stock through securities held by it and by Manchester Securities Corp., a wholly-owned subsidiary of Elliott Associates (“Manchester”), and Elliott International, L.P., a wholly-owned subsidiary of Elliott Associates (“Elliott International”). Notwithstanding the above, Elliott Associates beneficially holds: (i) 781,440 shares of our common stock held by Manchester, (ii) 2010 warrants held by Manchester exercisable for 390,720 shares of our common stock, (iii) 2012 warrants exercisable for 1,000,000 shares of our common stock, (iv) May 2013 warrants exercisable for 500,000 shares of our common stock, (v) 52,500 shares of our Series C-2 non-voting convertible preferred stock convertible into 525,000 shares of our common stock, (vi) October 2013 warrants exercisable for 262,500 shares of our common stock, (vii) 97,500 shares of our Series C-2 non-voting convertible preferred stock held by Elliott International convertible into 975,000 shares of our common stock, (viii) October 2013 warrants held by Elliott International exercisable for 487,500 shares of our common stock, (ix) 57,400 shares of our Series D non-voting convertible preferred stock held by Manchester convertible into 1,148,000 shares of our common stock, and  (x) 53,537 shares of our Series E non-voting convertible preferred stock held by Manchester convertible into 1,070,740 shares of our common stock (the 2012 warrants, the May 2013 warrants and the October 2013 warrants shall collectively be referred to herein as the “Convertible Securities”).  However, in accordance with Rule 13d-4 under the Exchange Act, the number of shares of our common stock into which the Convertible Securities are convertible or exercisable, as applicable, are limited pursuant to the terms of the Convertible Securities to that number of shares of our common stock which would result in Elliott Associates having aggregate beneficial ownership of (a) with respect to the 2012 warrants, 4.999% of the total issued and outstanding shares of our common stock, and (b) with respect to the May 2013 warrants, the October 2013 warrants, the Series C-2 preferred stock, the Series D preferred stock and the Series E preferred stock, 9.99% of the total issued and outstanding shares of our common stock (the "Ownership Limitation").  Elliott Associates disclaims beneficial ownership of any and all shares of our common stock issuable upon any conversion or exercise of the Convertible Securities if such conversion or exercise would cause Elliott Associates’ aggregate beneficial ownership to exceed or remain above the applicable Ownership Limitation (as is currently the case).  Therefore, Elliott Associates disclaims beneficial ownership of any of our common stock issuable upon any conversion or exercise of the 2012 warrants, and any shares of our common stock, other than 4,773,785 shares, issuable upon any conversion or exercise of the May 2013 warrants, the October 2013 warrants, the Series C-2 preferred stock, the Series D preferred stock and the Series E preferred stock. The business address of Elliott Associates is 40 West 57th Street, 30th Floor, New York, New York 10019.  Based solely on information contained in a Schedule 13G filed with the SEC on April 9, 2010 by Elliott Associates and other information known to us.

(4)
Consists of (i) 225,114 shares of our common stock held directly by Dr. Rosenwald, (ii) 103,400 shares of our common stock issuable upon exercise of warrants held directly by Dr. Rosenwald, (iii) 125,000 shares of our common stock issuable upon exercise of 2012 warrants held directly by Dr. Rosenwald (the 2012 warrants shall collectively be referred to herein as the “Rosenwald Convertible Securities”), (iv) 250,000 shares of our common stock issuable upon conversion of 25,000 shares of our Series C-3 non-voting convertible preferred stock held directly by Dr. Rosenwald, (v)   125,000 shares of our common stock issuable upon exercise of 2014 warrants held directly by Dr. Rosenwald , (vi) 60,998 shares of our common stock held by PBS, of which Dr. Rosenwald is sole member, and (vii) 30,499 shares of our common stock issuable upon exercise of warrants held by PBS.  However, in accordance with Rule 13d-4 under the Exchange Act, the number of shares of our common stock into which the Rosenwald Convertible Securities are convertible or exercisable, as applicable, are limited pursuant to the terms of the Rosenwald Convertible Securities to that number of shares of our common stock which would result in Dr. Rosenwald having aggregate beneficial ownership of 4.999% of the total issued and outstanding shares of our common stock (the “Rosenwald Ownership Limitation”).  Dr. Rosenwald disclaims beneficial ownership of any and all shares of our common stock issuable upon any conversion or exercise of the Rosenwald Convertible Securities if such conversion or exercise would cause Dr. Rosenwald’s aggregate beneficial ownership to exceed or remain above the Rosenwald Ownership Limitation (as is currently the case).  Therefore, Dr. Rosenwald disclaims beneficial ownership of any of our common stock issuable upon any conversion or exercise of the Rosenwald Convertible Securities, other than 87,418 shares of our common stock issuable upon conversion or exercise of the Rosenwald Convertible Securities. The business address of Dr. Rosenwald is c/o Paramount BioSciences, LLC, 787 Seventh Avenue, 48th Floor, New York, New York 10036.  Based solely on information contained in a Schedule 13G filed with the SEC on December 9, 2010 by Dr. Rosenwald and other information known to us.

(5)
Consists of (i) 142,857 shares of our common stock held by MW Bridges LLC, of which Mr. Milby is Managing Partner, (ii) 500,000 shares of our common stock issuable upon exercise of stock options, (iii) 125,000 shares of our common stock issuable upon exercise of 2012 warrants held by MW Bridges LLC, (iv) 237,000 shares of our common stock issuable upon conversion of 23,700 shares of our Series C-3 non-voting convertible preferred stock, (v) 13,000 shares of our common stock issuable upon conversion of 1,300 shares of our Series C-3 non-voting convertible preferred stock held by MW Bridges LLC, (vi) 118,500 shares of our common stock issuable upon exercise of October 2013 warrants, and (vii) 6,500 shares of our common stock issuable upon exercise of October 2013 warrants held by MW Bridges LLC. The 2012 warrants identified in clause (iii) above prohibit conversion or exercise if after such conversion or exercise Mr. Milby and his affiliates would beneficially own more than 4.9% of our outstanding common stock, and the Series C-3 preferred stock and October 2013 warrants identified in clauses (iv) through (vii) above prohibit conversion or exercise if after such conversion or exercise Mr. Milby and his affiliates would beneficially own more than 9.9% of our outstanding common stock (together with the limitation imposed upon the conversion of the 2012 warrants, the “Milby Ownership Limitation”).  Mr. Milby disclaims beneficial ownership of any and all shares of our common stock issuable upon any conversion or exercise of the Lefkowitz Convertible Securities if such conversion or exercise would cause Mr. Milby’s aggregate beneficial ownership to exceed or remain above the Milby Ownership Limitation (as is currently the case).  Therefore, Mr. Milby disclaims beneficial ownership of any of our common stock issuable upon any conversion or exercise of the Milby Convertible Securities, other than [______] shares of our common stock issuable upon conversion or exercise of the Milby Convertible Securities.

(6)
Consists of (i) 38,339 shares of our common stock, (ii) 435,000 shares of our common stock issuable upon exercise of stock options, (iii) 25,000 shares of our common stock issuable upon exercise of 2012 warrants, and (iv) 4,884 shares of our common stock issuable upon conversion of 2010 warrants. The warrants identified in clause (iii) above prohibit conversion or exercise if after such conversion or exercise Mr. Duffy and his affiliates would beneficially own more than 4.9% of our outstanding common stock.

(7)
Consists of (i) 309,014 shares of our common stock held by Dr. Gelbfish individually, (ii) 94,496 shares of our common stock held jointly by Dr. Gelbfish and his wife, (iii) 70,872 shares of our common stock held by Dr. Gelbfish as custodian for certain of his children, (iv) 70,872 shares of our common stock held by Landmark Foundation, of which Dr. Gelbfish and his wife are trustees, (v) 375,000 shares of our common stock issuable upon exercise of stock options held by Dr. Gelbfish individually, (vi) 300,000 shares of our common stock issuable upon conversion of 30,000 shares of our Series C-3 convertible preferred stock, (vii) 200,000 shares of our common stock issuable upon conversion of 20,000 shares of our Series C-3 convertible preferred stock held in an IRA account for Dr. Gelbfish, (viii) 250,000 shares of our common stock issuable upon exercise of 2012 warrants held by Dr. Gelbfish individually, (ix) 150,000 shares of our common stock issuable upon exercise of October 2013 warrants held by Dr. Gelbfish individually, (x) 100,000 shares of our common stock issuable upon exercise of October 2013 warrants held by an IRA account for Dr. Gelbfish, (xi) 38,400 shares of our common stock issuable upon exercise of 2009 warrants held jointly by Dr. Gelbfish and his wife, (xii) 28,800 shares of common stock issuable upon exercise of 2009 warrants held by Dr. Gelbfish as custodian for certain of his children, and (xiii) 28,800 shares of common stock issuable upon exercise of 2009 warrants held by Landmark Foundation.  However, in accordance with Rule 13d-4 under the Exchange Act, the number of shares of our common stock into which the 2012 warrants are convertible or exercisable, as applicable, are limited pursuant to their terms to that number of shares of our common stock which would result in Dr. Gelbfish having aggregate beneficial ownership of 4.999% of the total issued and outstanding shares of our common stock, and the number of shares of our common stock into which the Series C-3 preferred stock and October 2013 warrants are convertible or exercisable, as applicable, are limited pursuant to their terms to that number of shares of our common stock which would result in Dr. Gelbfish having aggregate beneficial ownership of 9.999% of the total issued and outstanding shares of our common stock (together with the limitation imposed upon the conversion of the 2012 warrants, the “Gelbfish Ownership Limitation”).  Dr. Gelbfish disclaims beneficial ownership of any and all shares of our common stock issuable upon any conversion or exercise of the Gelbfish Convertible Securities if such conversion or exercise would cause Dr. Gelbfish’s aggregate beneficial ownership to exceed or remain above the Gelbfish Ownership Limitation (as is currently the case).  Therefore, Dr. Gelbfish disclaims beneficial ownership of any of our common stock issuable upon any conversion or exercise of the Gelbfish Convertible Securities, other than [116,254] shares of our common stock issuable upon conversion or exercise of the Gelbfish Convertible Securities.

(8)
Consists of (i) 141,929 shares of our common stock held by Mr. Lefkowitz individually, (ii) 10,000 shares of our common stock held by Mr. Lefkowitz’s spouse, (iii) 100,000 shares of our common stock held by Wade Capital Corporation, an entity for which Mr. Lefkowitz has voting and investment control, (iv) 470,000 shares of our common stock issuable upon exercise of stock options,  (v) 45,000 shares of our common stock issuable upon conversion of 4,500 shares of our Series C-3 convertible preferred stock held by Mr. Lefkowitz individually, (vi) 30,000 shares of our common stock issuable upon conversion of 3,000 shares of our Series C-3 convertible preferred stock held by Wade Capital Corporation,  (vii) 37,500 shares of our common stock issuable upon exercise of 2012 warrants, (viii) 87,500 shares of our common stock issuable upon exercise of 2012 warrants held by Wade Capital Corporation Money Purchase Plan, (ix) 22,500 shares of our common stock issuable upon exercise of October 2013 warrants held by Mr. Lefkowitz individually, (x) 15,000 shares of our common stock issuable upon exercise of October 2013 warrants held by Wade Capital Corporation, and (xi) 24,536 shares of our common stock issuable upon exercise of 2009 warrants held by Mr. Lefkowitz individually. The 2012 warrants identified in clauses (vii) and (viii) above prohibit conversion or exercise if after such conversion or exercise Mr. Lefkowitz and his affiliates would beneficially own more than 4.9% of our outstanding common stock, and the number of shares of our common stock into which the Series C-3 preferred stock and October 2013 warrants are convertible or exercisable, as applicable, are limited pursuant to their terms to that number of shares of our common stock which would result in Mr. Lefkowitz having aggregate beneficial ownership of 9.999% of the total issued and outstanding shares of our common stock (together with the limitation imposed upon the conversion of the 2012 warrants, the “Lefkowitz Ownership Limitation”).  Mr. Lefkowitz disclaims beneficial ownership of any and all shares of our common stock issuable upon any conversion or exercise of the Lefkowitz Convertible Securities if such conversion or exercise would cause Mr. Lefkowitz’s aggregate beneficial ownership to exceed or remain above the Lefkowitz Ownership Limitation (as is currently the case).  Therefore, Mr. Lefkowitz disclaims beneficial ownership of any of our common stock issuable upon any conversion or exercise of the Lefkowitz Convertible Securities, other than [_____] shares of our common stock issuable upon conversion or exercise of the Lefkowitz Convertible Securities.

(9)	Consists of (i) 16,725 shares of our common stock, and (ii) 480,000 shares of our common stock issuable upon exercise of stock options.

(10)
Consists of (i) 986,104 shares of our common stock, (ii) 1,890,000 shares of our common stock issuable upon exercise of stock options, (iii) 825,000 shares of our common stock issuable upon conversion of Series C-3 convertible preferred stock, and (iv) 1,057,920 shares of our common stock issuable upon exercise of warrants, as referenced in footnotes 5 through 9.  However, pursuant to the various ownership limitations discussed in footnotes 5, 7 and 8, an aggregate of [______] shares of our common stock issuable upon conversion or exercise of certain shares of Series C-3 preferred stock and warrants to purchase common stock are excluded from the table.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Stockholder proposals to be included in the proxy statement for our 2014 annual meeting of stockholders, which we intend to hold in June 2014, must be received by us not later than February 21, 2014. Under our bylaws, stockholder proposals to be considered at our 2014 annual meeting must be received by us not later than 60 days prior to that meeting. All submissions must comply with all of the requirements of our bylaws and Rule 14a-8 of the Exchange Act. Proposals should be mailed to Antony E. Pfaffle, Corporate Secretary, CorMedix Inc., 745 Route 202-206, Suite 303, Bridgewater, New Jersey 08807.

Management’s proxy holders for the 2014 annual meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which we do not have notice prior to May 7, 2014.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of proxy materials by contacting us either by calling (908) 517-9500 or by mailing a request to 745 Route 202-206, Suite 303, Bridgewater, New Jersey, 08807. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive or a single copy of proxy materials in the future in the same manner as described above.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CORMEDIX INC.
745 Route 202-206, Suite 303
Bridgewater, New Jersey 08807

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

February 28, 2014

The undersigned hereby appoints Randy Milby and Antony E. Pfaffle and each of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of CorMedix Inc., a Delaware corporation, held of record by the undersigned on January 23, 2014, at the Special Meeting of Stockholders to be held at the Company’s headquarters at 745 Route 202-206, Suite 303, Bridgewater, New Jersey, on Friday, February 28, 2014 at 11:00 a.m., or at any adjournment(s) thereof.  The following proposals to be brought before the meeting are more specifically described in the accompanying proxy statement.

(1)
To approve the issuance of shares of the Company’s common stock upon conversion of its outstanding Series C-1, C-2, C-3, D and E preferred stock and exercise of related warrants if the conversion or exercise thereof requires the issuance of shares in excess of the New York Stock Exchange limits for share issuances without stockholder approval:

 ☐ VOTE FOR                                            ☐ VOTE AGAINST                                                      ☐ ABSTAIN

(2)	To approve the issuance of shares of our common stock upon conversion of preferred stock and warrants sold to management at a discount to market at the time of sale:

☐ VOTE FOR                                            ☐ VOTE AGAINST                                                      ☐ ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made this proxy will be voted for Proposal 1, and in the discretion of the proxies named herein on any other matter as may properly come before the meeting.

___________________________________________
Signature

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Signature, if held jointly

Please date and sign exactly as your name appears on your stock certificate.  Joint owners should each sign.  Trustees, custodians, executors and others signing in a representative capacity should indicate that capacity.

Date: ________________________________, 2014

Please mark, sign, date and return this proxy card promptly using the enclosed envelope whether or not you plan to be present at the meeting. If you attend the meeting, you can vote either in person or by your proxy.